                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                 SCHEDULE 13E-3

                                AMENDMENT NO. 2


                        RULE 13E-3 TRANSACTION STATEMENT
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                                GENENTECH, INC.
                                (Name of Issuer)

                                GENENTECH, INC.
                              ROCHE HOLDINGS, INC.
                       (Name of Persons Filing Statement)

              COMMON STOCK, $.02 PAR VALUE                                     368710208
             (Title of Class of Securities)                      (CUSIP Number of Class of Securities)

                            ------------------------

                JOHN P. MCLAUGHLIN, ESQ.
          SENIOR VICE PRESIDENT AND SECRETARY
                    GENENTECH, INC.                                       ROCHE HOLDINGS, INC.
             460 POINT SAN BRUNO BOULEVARD                                15 EAST NORTH STREET
         SOUTH SAN FRANCISCO, CALIFORNIA 94080                           DOVER, DELAWARE 19901
                     (415) 225-1000

(Name, Address and Telephone Number of Persons Authorized to Receive Notices and
           Communications on Behalf of the Persons Filing Statement)
                            ------------------------

                                   COPIES TO:

                RICHARD D. KATCHER, ESQ.                                 PETER R. DOUGLAS, ESQ.
             WACHTELL, LIPTON, ROSEN & KATZ                              DAVIS POLK & WARDWELL
                  51 WEST 52ND STREET                                     450 LEXINGTON AVENUE
                NEW YORK, NEW YORK 10019                                NEW YORK, NEW YORK 10017
                     (212) 403-1000                                          (212) 450-4000


                                  JUNE 2, 1995

   (Date Proxy Statement First Published, Sent or Given to Security Holders)

     This statement is filed in connection with (check the appropriate box):

     a. /X/ The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.

     b. / / The filing of a registration statement under the Securities Act of 1933.

     c. / / A tender offer.

     d. / / None of the above.

     Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. /X/

                           CALCULATION OF FILING FEE

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                 TRANSACTION VALUATION                                    AMOUNT OF FILING FEE
----------------------------------------------------------------------------------------------------------------
                    $2,976,632,664*                                             $595,327
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

* For purposes of calculation of fee only, this amount is based upon the sum of
  (A) the product of (i) 57,198,521, the number of outstanding shares of Redeemable Common Stock, par value $.02 per share ("Redeemable Common Stock") of Genentech outstanding on June 2, 1995 (the original filing date of this Schedule 13E-3), assuming the exercise of all Genentech warrants and stock options (whether or not currently exercisable), not including shares of Redeemable Common Stock then held by Roche Holdings, Inc. and its affiliates, and (ii) $48.1875, the average of the high and low sales price of a share of Redeemable Common Stock quoted on the New York Stock Exchange on May 26, 1995 as reported in published financial sources, and (B) the product of (i) 4,670,282 (the incremental number of outstanding shares for which a fee was not paid in connection with the initial filing of this Schedule 13E-3 on June 2, 1995, which number assumes the exercise of all warrants and stock options, whether or not currently exercisable) and (ii) $47.1875 (the average of the high and low sales price of the Common Stock into which the Redeemable Common Stock was converted automatically after June 30, 1995 on the New York Stock Exchange on August 31, 1995). In accordance with Rule 0-11 under the Securities Exchange Act of 1934, the filing fee is determined by multiplying the amount calculated pursuant to the preceding sentence by 1/50th of one percent.

/X/ Check box if any part of the fee is offset as provided by Rule 0-11(a)(2). Amount Previously Paid: $555,000
                         Filing Party: Genentech, Inc.
Form or Registration No.: Schedule 14A
Date Filed: June 2, 1995
and
Amount Previously Paid: $75,993
                         Filing Party: Genentech, Inc.
Form or Registration No.: Form S-4, No. 33-59949
Date Filed: September 8, 1995

     Genentech, Inc., a Delaware corporation ("Genentech") and Roche Holdings, Inc., a Delaware corporation ("Roche") hereby amend and supplement their Rule 13e-3 Transaction Statement on Schedule 13E-3 (as amended, the "Statement"). The Statement relates to a proposed Agreement and Plan of Merger dated as of May 23, 1995, as amended and restated (the "Merger Agreement") among Genentech, Roche and HLR (U.S.) II, Inc. ("Merger Sub"), a Delaware corporation and a wholly-owned subsidiary of Roche. The purpose of such Merger Agreement and resulting conversion of Genentech Common Stock into Genentech Special Common Stock is to, among other matters, (i) extend by four years the period during which the publicly traded stock of Genentech is subject to redemption by Genentech at the option of Roche, with such redemption during such four-year period being at specified prices per share ranging from $62.50 during the quarter ending December 31, 1995 increasing $1.25 per share for the next six quarters and $1.50 per share for the next eight quarters to $82.00 during the quarter ending June 30, 1999 (the "Call Rights"), and (ii) provide holders thereof the right to require Genentech to redeem all or a portion (at the election of the holder) of their shares of such stock for a 30-business-day period beginning in July 1999 (unless such right is accelerated following the occurrence of certain insolvency events of Genentech) at a price of $60.00 per share in the event that Roche does not cause the exercise of the Call Rights. (Upon final court approval of certain shareholder class action and derivative complaints pending in the Court of Chancery of the State of Delaware in and for New Castle County consolidated under the caption In re Genentech, Inc. Shareholders Litigation, Cons. C.A. No. 14265, each of the redemption prices set forth in clause (i) of the preceding sentence will be increased by $0.50 per share of Special Common Stock, resulting in a final price of $82.50. If such final court approval occurs after payment of the applicable redemption price described above, such $0.50 increase will be promptly thereafter paid by Genentech for each share of such publicly traded stock for which payment of the redemption price had previously been paid.) This Statement is intended to satisfy the reporting requirements of Section 13(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Revised preliminary proxy materials of Genentech (the "Proxy Statement/Prospectus") were filed by Genentech with the Securities and Exchange Commission (the "Commission") immediately prior to the filing of this Statement, as part of Amendment No. 2 to a Registration Statement on Form S-4.


     The cross reference sheet below is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Proxy Statement/Prospectus of the information required to be included in response to the items of this Statement. The information in the Proxy Statement/Prospectus, including all exhibits thereto, is hereby expressly incorporated herein by reference and the responses to each item in this Statement are qualified in their entirety by the information contained in the Proxy Statement/Prospectus.

                             CROSS-REFERENCE SHEET

   ITEM IN
SCHEDULE 13E-3                                    WHERE LOCATED IN THE PROXY STATEMENT/PROSPECTUS
--------------   -----------------------------------------------------------------------------------------------------------------
Item 1(a)        Cover Page; BUSINESS OF GENENTECH
Item 1(b)        GENERAL INFORMATION -- Record Date; Voting Rights; Proxies
Item 1(c)-(d)    MARKET PRICES OF AND DIVIDENDS ON THE REDEEMABLE COMMON STOCK AND THE COMMON STOCK
Item 1(e)        **
Item 1(f)        CERTAIN INFORMATION CONCERNING ROCHE AND ROCHE HOLDING; PRINCIPAL STOCKHOLDERS OF GENENTECH; CERTAIN INFORMATION
                 CONCERNING THE DIRECTORS AND EXECUTIVE OFFICERS OF ROCHE AND ROCHE HOLDING
Item 2(a)-(g)    Cover Page; BUSINESS OF GENENTECH; CERTAIN INFORMATION CONCERNING ROCHE AND ROCHE HOLDING; CERTAIN INFORMATION
                 CONCERNING DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY; CERTAIN INFORMATION CONCERNING THE DIRECTORS AND
                 EXECUTIVE OFFICERS OF ROCHE AND ROCHE HOLDING
Item 3(a)(1)     CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Item 3(a)(2)     THE PROPOSED TRANSACTIONS -- Background of the Proposed Transactions; CERTAIN INFORMATION CONCERNING THE
                 DIRECTORS AND EXECUTIVE OFFICERS OF ROCHE AND ROCHE HOLDING
Item 3(b)        THE PROPOSED TRANSACTIONS -- Background of the Proposed Transactions
Item 4(a)        Pages i-ii; SUMMARY AND SPECIAL FACTORS -- Terms of the Proposed Transactions; THE PROPOSED TRANSACTIONS --
                 Purpose and Structure of the Transactions; THE MERGER AGREEMENT; THE CHARTER AMENDMENT; DESCRIPTION OF THE
                 SPECIAL COMMON STOCK; ARTICLE ELEVENTH OF THE CERTIFICATE OF INCORPORATION; THE AMENDED GOVERNANCE AGREEMENT;
                 GUARANTY OF ROCHE HOLDING; THE LICENSING AGREEMENT
Item 4(b)        Pages i-ii; SUMMARY AND SPECIAL FACTORS -- Terms of the Proposed Transactions; THE PROPOSED TRANSACTIONS --
                 Purpose and Structure of the Transactions; THE MERGER AGREEMENT; THE CHARTER AMENDMENT; DESCRIPTION OF THE
                 SPECIAL COMMON STOCK; ARTICLE ELEVENTH OF THE CERTIFICATE OF INCORPORATION; THE AMENDED GOVERNANCE AGREEMENT;
                 GUARANTY OF ROCHE HOLDING; THE LICENSING AGREEMENT
Item 5(a)-(f)    SUMMARY AND SPECIAL FACTORS; THE MERGER AGREEMENT; THE CHARTER AMENDMENT; DESCRIPTION OF THE SPECIAL COMMON
                 STOCK; THE AMENDED GOVERNANCE AGREEMENT; GUARANTY OF ROCHE HOLDING; THE LICENSING AGREEMENT; CONDUCT OF
                 GENENTECH'S BUSINESS AFTER COMPLETION OF THE PROPOSED TRANSACTIONS; ROCHE'S PLANS WITH RESPECT TO GENENTECH;
                 INCORPORATION OF DOCUMENTS BY REFERENCE; THE PROPOSED TRANSACTIONS -- Interests of Certain Persons in the
                 Proposed Transactions
Item 5(g)        **
Item 6(a)-(b)    THE PROPOSED TRANSACTIONS -- Source of Funds; Expenses; GUARANTY OF ROCHE HOLDING; CERTAIN INFORMATION CONCERNING
                 ROCHE AND ROCHE HOLDING
Item 6(c)-(d)    **
Item 7(a)-(c)    SUMMARY AND SPECIAL FACTORS; THE PROPOSED TRANSACTIONS -- Background of the Proposed Transactions; -- Purpose and
                 Structure of the Transactions
Item 7(d)        SUMMARY AND SPECIAL FACTORS; THE PROPOSED TRANSACTIONS -- Interests of Certain Persons in the Proposed
                 Transactions; THE MERGER AGREEMENT; THE CHARTER AMENDMENT; DESCRIPTION OF THE SPECIAL COMMON STOCK; THE AMENDED
                 GOVERNANCE AGREEMENT; GUARANTY OF ROCHE HOLDING; THE LICENSING AGREEMENT; CERTAIN FEDERAL INCOME TAX
                 CONSIDERATIONS
Item 8(a)-(c)    SUMMARY AND SPECIAL FACTORS; THE PROPOSED TRANSACTIONS -- Recommendation of the Board of Directors; Fairness of
                 the Transaction; -- Opinions of Financial Advisors; MARKET PRICES OF AND DIVIDENDS ON THE REDEEMABLE COMMON STOCK
                 AND THE COMMON STOCK; THE CHARTER AMENDMENT; DESCRIPTION OF THE SPECIAL COMMON STOCK; GENERAL
                 INFORMATION -- Required Vote
Item 8(d)        *
Item 8(e)        SUMMARY AND SPECIAL FACTORS; THE PROPOSED TRANSACTIONS -- Recommendation of the Board of Directors; Fairness of
                 the Transaction
Item 8(f)        **
Item 9(a)-(c)    SUMMARY AND SPECIAL FACTORS; and THE PROPOSED TRANSACTIONS -- Opinions of Financial Advisors
Item 10(a)-(b)   GENERAL INFORMATION -- Required Vote; PRINCIPAL STOCKHOLDERS OF GENENTECH; SECURITY OWNERSHIP OF MANAGEMENT;
                 CERTAIN INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY; CERTAIN INFORMATION CONCERNING
                 THE DIRECTORS AND EXECUTIVE OFFICERS OF ROCHE AND ROCHE HOLDING
Item 11          SUMMARY AND SPECIAL FACTORS; CONDUCT OF GENENTECH'S BUSINESS AFTER COMPLETION OF THE PROPOSED TRANSACTIONS;
                 ROCHE'S PLANS WITH RESPECT TO GENENTECH; THE MERGER AGREEMENT; THE CHARTER AMENDMENT; DESCRIPTION OF THE SPECIAL
                 COMMON STOCK; THE AMENDED GOVERNANCE AGREEMENT; GUARANTY OF ROCHE HOLDING
Item 12(a)-(b)   THE PROPOSED TRANSACTIONS -- Recommendation of the Board of Directors; Fairness of the Transaction; -- Opinions
                 of Financial Advisors; THE MERGER AGREEMENT
Item 13(a)       GENERAL INFORMATION -- No Appraisal Rights
Item 13(b)       **
Item 13(c)       **
Item 14          SELECTED HISTORICAL FINANCIAL DATA; INCORPORATION OF DOCUMENTS BY REFERENCE
Item 15(a)       GENERAL INFORMATION -- Solicitation of Proxies
Item 15(b)       GENERAL INFORMATION -- Solicitation of Proxies; THE PROPOSED TRANSACTIONS -- Source of Funds; Expenses
Item 16          **
Item 17(a)       *
Item 17(b)       Annex B and Annex C
Item 17(c)       Annex A
Item 17(d)       **
Item 17(e)       **
Item 17(f)       **

---------------
 * The information requested by this item is not required to be included in the Proxy Statement/Prospectus.

** The Item is inapplicable or the answer thereto is in the negative.

ITEM 1.  ISSUER AND CLASS OF SECURITIES SUBJECT TO THE TRANSACTION.

        (a) The information set forth on the cover page of, and "BUSINESS OF GENENTECH" in the Proxy Statement/Prospectus is incorporated herein by reference.

        (b) The information set forth under "GENERAL INFORMATION -- Record Date; Voting Rights; Proxies" in the Proxy Statement/Prospectus is incorporated herein by reference.

        (c)-(d) The information set forth in the Proxy Statement/Prospectus under "MARKET PRICES OF AND DIVIDENDS ON THE REDEEMABLE COMMON STOCK AND THE COMMON STOCK" is incorporated herein by reference.

        (e)  Not applicable.

        (f) The information set forth under "CERTAIN INFORMATION CONCERNING ROCHE AND ROCHE HOLDING", "PRINCIPAL STOCKHOLDERS OF GENENTECH" and "CERTAIN INFORMATION CONCERNING THE DIRECTORS AND EXECUTIVE OFFICERS OF ROCHE AND ROCHE HOLDING" is incorporated herein by reference.

ITEM 2.  IDENTITY AND BACKGROUND.

    Genentech, a person filing this statement, is the issuer of the class of equity securities which is the subject of the Rule 13e-3 transaction.

        (a)-(g) Additionally, the information set forth on the cover page of the Proxy Statement/Prospectus and under "BUSINESS OF GENENTECH," "CERTAIN INFORMATION CONCERNING ROCHE AND ROCHE HOLDING," "CERTAIN INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY" and "CERTAIN INFORMATION CONCERNING THE DIRECTORS AND EXECUTIVE OFFICERS OF ROCHE AND ROCHE HOLDING" is incorporated herein by reference.

ITEM 3.  PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

        (a)(1) The information set forth in the Proxy Statement/Prospectus under "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS" is incorporated herein by reference.

         (2) The information set forth in the Proxy Statement/Prospectus under "THE PROPOSED TRANSACTIONS -- Background of the Proposed Transactions" and "CERTAIN INFORMATION CONCERNING THE DIRECTORS AND EXECUTIVE OFFICERS OF ROCHE AND ROCHE HOLDING" is incorporated herein by reference.

        (b) The information set forth in the Proxy Statement/Prospectus under "THE PROPOSED TRANSACTIONS -- Background of the Proposed Transactions" is incorporated herein by reference.

ITEM 4.  TERMS OF THE TRANSACTION.

        (a) The information set forth in the Proxy Statement/Prospectus on pages i-ii and under the captions "SUMMARY AND SPECIAL FACTORS -- Terms of the Proposed Transactions", "THE PROPOSED TRANSACTIONS -- Purpose and Structure of the Transactions", "THE MERGER AGREEMENT", "THE CHARTER AMENDMENT; DESCRIPTION OF THE SPECIAL COMMON STOCK", "ARTICLE ELEVENTH OF THE CERTIFICATE OF INCORPORATION", "THE AMENDED GOVERNANCE AGREEMENT", "GUARANTY OF ROCHE HOLDING", and "THE LICENSING AGREEMENT" is incorporated herein by reference.

        (b) The information set forth in the Proxy Statement/Prospectus on pages i-ii and under the captions "SUMMARY AND SPECIAL FACTORS -- Terms of the Proposed Transactions", "THE PROPOSED TRANSACTIONS -- Purpose and Structure of the Transactions", "THE MERGER AGREEMENT", "THE CHARTER AMENDMENT; DESCRIPTION OF THE SPECIAL COMMON STOCK", "ARTICLE ELEVENTH OF THE CERTIFICATE OF INCORPORATION", "THE AMENDED GOVERNANCE AGREEMENT", "GUARANTY OF ROCHE HOLDING", and "THE LICENSING AGREEMENT" is incorporated herein by reference.

ITEM 5.  PLANS OR PROPOSALS OF THE ISSUER OF AFFILIATE.

        (a)-(f) The information set forth in the Proxy Statement/Prospectus under the captions "SUMMARY AND SPECIAL FACTORS", "THE MERGER AGREEMENT", "THE CHARTER AMENDMENT; DESCRIPTION OF THE SPECIAL COMMON STOCK", "THE AMENDED GOVERNANCE AGREEMENT", "GUARANTY OF ROCHE HOLDING", "THE LICENSING AGREEMENT", "CONDUCT OF GENENTECH'S BUSINESS AFTER COMPLETION OF THE PROPOSED TRANSACTIONS; ROCHE'S PLANS WITH RESPECT TO GENENTECH", "INCORPORATION OF DOCUMENTS BY REFERENCE" and "THE PROPOSED
    TRANSACTIONS -- Interests of Certain Persons in the Proposed Transactions" is incorporated herein by reference.

        (g) Not applicable.

ITEM 6.  SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

        (a)-(b) The information set forth in the Proxy Statement/Prospectus under "THE PROPOSED TRANSACTIONS -- Source of Funds; Expenses", "GUARANTY OF ROCHE HOLDING" and "CERTAIN INFORMATION CONCERNING ROCHE AND ROCHE HOLDING" is incorporated herein by reference.

        (c)-(d) Not applicable.

ITEM 7.  PURPOSES, ALTERNATIVES, REASONS AND EFFECTS.

        (a)-(c) The information set forth in the Proxy Statement/Prospectus under "SUMMARY AND SPECIAL FACTORS"; "THE PROPOSED
    TRANSACTIONS -- Background of the Proposed Transactions", and "-- Purpose and Structure of the Transactions" is incorporated herein by reference.

        (d) The information set forth in the Proxy Statement/Prospectus under "SUMMARY AND SPECIAL FACTORS", "THE PROPOSED TRANSACTIONS -- Interests of Certain Persons in the Proposed Transactions", "THE MERGER AGREEMENT", "THE CHARTER AMENDMENT; DESCRIPTION OF THE SPECIAL COMMON STOCK", "THE AMENDED GOVERNANCE AGREEMENT", "GUARANTY OF ROCHE HOLDING", "THE LICENSING AGREEMENT", and "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS AND ACCOUNTING TREATMENT" is incorporated herein by reference.

ITEM 8.  FAIRNESS OF THE TRANSACTION.

        (a)-(c) The information set forth in the Proxy Statement/Prospectus under "SUMMARY AND SPECIAL FACTORS", "THE PROPOSED
    TRANSACTIONS -- Recommendation of the Board of Directors; Fairness of the Transaction" and "-- Opinions of Financial Advisors", "MARKET PRICES OF AND DIVIDENDS ON THE REDEEMABLE COMMON STOCK AND THE COMMON STOCK", "THE CHARTER AMENDMENT; DESCRIPTION OF THE SPECIAL COMMON STOCK" and "GENERAL
    INFORMATION -- Required Vote" is incorporated herein by reference.

        (d) No representative was hired solely on the behalf of unaffiliated security holders.

        (e) The information set forth in the Proxy Statement/Prospectus under "SUMMARY AND SPECIAL FACTORS" and "THE PROPOSED
    TRANSACTIONS -- Recommendation of the Board of Directors; Fairness of the Transaction" is incorporated herein by reference.

        (f) Not applicable.

ITEM 9.  REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

        (a)-(c) The information set forth in the Proxy Statement/Prospectus under "SUMMARY AND SPECIAL FACTORS"; "THE PROPOSED TRANSACTIONS -- Opinions of Financial Advisors" is incorporated herein by reference.

ITEM 10.  INTEREST IN SECURITIES OF THE ISSUER.

        (a)-(b) The information set forth in the Proxy Statement/Prospectus under "GENERAL INFORMATION -- Required Vote"; "PRINCIPAL STOCKHOLDERS OF GENENTECH"; "SECURITY OWNERSHIP OF MANAGEMENT"; "CERTAIN INFORMATION CONCERNING DIREC-

    TORS AND EXECUTIVE OFFICERS OF THE COMPANY"; and "CERTAIN INFORMATION CONCERNING THE DIRECTORS AND EXECUTIVE OFFICERS OF ROCHE AND ROCHE HOLDING" is incorporated by reference.

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

        The information set forth in the Proxy Statement/Prospectus under "SUMMARY AND SPECIAL FACTORS", "CONDUCT OF GENENTECH'S BUSINESS AFTER COMPLETION OF THE PROPOSED TRANSACTIONS; ROCHE'S PLANS WITH RESPECT TO GENENTECH", "THE MERGER AGREEMENT", "THE CHARTER AMENDMENT; DESCRIPTION OF THE SPECIAL COMMON STOCK", "THE AMENDED GOVERNANCE AGREEMENT" and "GUARANTY OF ROCHE HOLDING" is incorporated herein by reference.

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

        (a)-(b) The information set forth in the Proxy Statement/Prospectus under "THE PROPOSED TRANSACTIONS -- Recommendation of the Board of Directors; Fairness of the Transaction", "-- Opinions of Financial Advisors", and "THE MERGER AGREEMENT" is incorporated herein by reference.

ITEM 13.  OTHER PROVISIONS OF THE TRANSACTION.

        (a) The information set forth in the Proxy Statement/Prospectus under "GENERAL INFORMATION -- No Appraisal Rights" is incorporated herein by reference.

        (b) Not applicable.

        (c) Not applicable.

ITEM 14.  FINANCIAL INFORMATION.

    The information set forth in the Proxy Statement/Prospectus under "SELECTED HISTORICAL FINANCIAL DATA" is incorporated herein by reference. In addition, the information set forth in (i) Item 14(a)(2) of Part IV of Genentech's Annual Report on Form 10-K for the year ended December 31, 1994, (ii) Part II of Genentech's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995
(iii) Part II of Genentech's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995 and (iv) pages 39-61 of Genentech's Annual Report to Stockholders for the year ended December 31, 1994 is incorporated herein by reference.

ITEM 15.  PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

        (a) The information set forth in the Proxy Statement/Prospectus under "GENERAL INFORMATION -- Solicitation of Proxies" is incorporated herein by reference.

        (b) The information set forth in the Proxy Statement/Prospectus under "GENERAL INFORMATION -- Solicitation of Proxies" and "THE PROPOSED TRANSACTIONS -- Source of Funds; Expenses" is incorporated herein by reference.

ITEM 16.  ADDITIONAL INFORMATION.

    Reference is hereby made to the Proxy Statement/Prospectus and to each exhibit attached thereto, each of which is incorporated herein by reference.

ITEM 17.  MATERIAL TO BE FILED AS EXHIBITS.


        All exhibits required to be filed with this Schedule 13E-3 were filed with the original Schedule 13E-3 filed on June 2, 1995 and with Amendment

    No. 1 to this Schedule 13E-3 filed on September 8, 1995.

                                   SIGNATURE

    After due inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.


Date: September 18, 1995          GENENTECH, INC.


                                  By: /s/  John P. McLaughlin

                                   ---------------------------------------------
                                   Name: John P. McLaughlin
                                   Title:  Senior Vice President and Secretary

                                   ROCHE HOLDINGS, INC.

                                   By: /s/  Henri B. Meier

                                   ---------------------------------------------
                                   Name: Henri B. Meier
                                   Title:  Vice President